Exhibit 99.1

FiEE, Inc. to Invest Approximately $3.0 Million to Build AI Music Ecosystem

Hong Kong, 27 March 2026 — FiEE, Inc. (NASDAQ:FIEE) (“FiEE” or the “Company”), a technology company integrating IoT, connectivity, and AI to redefine brand management solutions in the digital era, is making a strategic investment in the future of the AI music ecosystem.

FiEE has entered into an agreement to acquire a 51% equity stake in YinLian Culture for an aggregate purchase price of $51,000. Through this acquisition and the associated variable interest entity (“VIE”) structure, FiEE now effectively controls and captures the economic benefits of Maltose Culture, an AI-empowered music ecosystem that integrates content creation, intelligent platform distribution, and next-generation home entertainment.

The Company is also providing a convertible loan of approximately $2.9 million, bringing FiEE’s total investment to approximately $3.0 million, to YinLian Culture to support its planned expansion initiatives. Upon conversion of the loan, which may occur solely at the Company’s option, the Company’s equity interest in YinLian Culture will increase to 60%. By combining Maltose Culture’s deep music expertise with FiEE’s cutting-edge AI capabilities, the Company is building what it believes will be one of the world’s most advanced, end-to-end AI music infrastructures. From AI-driven songwriting and production to smart distribution and immersive home listening experiences, FiEE believes it is positioning itself at the forefront of the global music revolution.

Maltose Culture is a leader in China’s vibrant music landscape, providing seamless creation tools, multi-channel distribution, and immersive offline experiences. Through Maltose Culture’s partnerships with China’s leading digital platforms, it enables creators to reach broad audiences efficiently and cost-effectively. Maltose Culture’s flagship home entertainment membership services, developed in close collaboration with a major Chinese telecommunications operator, offer families an integrated experience featuring karaoke, premium listening, and high-quality music video streaming, aiming to support customer loyalty and recurring engagement.

Through this strategic acquisition, the Company expects to acquire a diverse portfolio of assets, including an expansive music copyright library, a broad roster of top-tier performers, and a developed network of domestic distribution channels in China. These elements are intended to complement and supercharge FiEE’s existing cultural business portfolio, potentially addressing key operational areas for the Company, and providing a foundation for potential future growth.

Furthermore, Maltose Culture brings an experienced operating team with more than two decades of extensive industry knowledge. Led by its accomplished General Manager, Zhang Rong, who has collaborated with numerous Chinese musicians, Maltose Culture delivers industry connections and market insights into evolving trends and consumer preferences, which the Company believes will support its ongoing initiatives.

Strategic Expansion in the Music Industry

This strategic acquisition is expected to position the Company for potential growth in the music industry, while expanding its cultural footprint and strengthening its position within in AI-powered entertainment.

By combining the Company’s world-class AI capabilities with Maltose Culture’s established expertise, rich copyright reserves, and extensive distribution infrastructure, the Company intends to redefine music creation and delivery. Plans are underway to release a number of high-quality AI-generated music tracks and music videos in the coming months, introducing originals and remastered IPs designed to engage audiences and potentially generate recurring royalty streams aimed at supporting long-term cash flow.

The distribution of these creations is expected to follow a powerful dual-channel approach, including leveraging online reach for global scale while incorporating offline experiences, such as electrifying live house performances and events, to enhance fan connections and explore additional revenue streams. These touchpoints are expected to further support the perceived value of AI-creations and integrate them into FiEE’s newly acquired home entertainment membership services, bringing the hottest AI-powered content directly into consumers’ living rooms.

The anticipated synergies also extend beyond music. With AI-generated tracks aiming to attract significant streams and users worldwide, this projected increased traffic is intended to support the Company’s MCN business, contributing to community growth, creator engagement, and cross-platform commercialization opportunities.

Rafael Li, Chief Executive Officer of FiEE, commented, “This strategic acquisition marks a significant milestone in broadening our cultural presence with the addition of a dynamic music vertical. We are focused on building a vertically integrated music platform—spanning AI-driven content production, online distribution, offline live experiences, and premium home entertainment. Our goal is to pursue hundreds of millions of global streams for our music tracks and videos, and to establish a leading position in AI-powered music and content creation over the next two years. By harnessing our team’s deep AI expertise, we are committed to pursuing value in the global music market, exploring applications in other entertainment formats such as reels, shorts, and short dramas, and striving to deliver exceptional long-term stockholder value through sustainable growth.”

About FiEE, Inc.

FiEE, Inc. (NASDAQ:FIEE), formerly Minim, Inc., was founded in 1977. It has a historical track record of delivering comprehensive WiFi/Software as a Service platform in the market. After years of development, it made the strategic decision to transition to a Software First Model in 2024 to expand its technology portfolio and revenue streams. In 2025, FiEE, Inc. rebranded itself as a technology company leveraging its expertise in IoT, connectivity, and AI to explore new business prospects and extend its global footprint.

FiEE, Inc.’s services are structured into four key categories: Cloud-Managed Connectivity (WiFi) Platform, IoT Hardware Sales & Licensing, SAAS Solutions, and Professional To-C and To-B Services & Support. Notably, FiEE, Inc. has introduced its innovative Software as a Service solutions, which integrate its AI and data analytics capabilities into content creation and brand management. This initiative has nurtured a robust pool of KOLs on major social media platforms worldwide, helping them develop, manage, and optimize their digital presence across these platforms. FiEE, Inc.’s services include customized graphics and posts, short videos, and editorial calendars tailored to align with brand objectives.

Forward-Looking Statements

This press release contains forward-looking statements, which include, but are not limited to, statements regarding the anticipated benefits of the acquisition of YinLian Culture, including the Company’s ability to build an AI music infrastructure, develop and commercialize AI-generated music content, grow its distribution channels and home entertainment membership services, and realize synergies across its MCN and broader cultural business portfolio; the expected success of the Company’s integration of Maltose Culture’s business into the Company’s business; the Company’s business strategy, including its strategic transformation; and the Company’s ability to drive long-term growth and stockholder value. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the Company to maintain compliance with the Nasdaq continued listing standards; the impact of fluctuations in global financial markets on the Company’s business and the actions it may take in response thereto; the Company’s ability to execute its plans and strategies; the Company’s ability to successfully integrate Maltose Culture’s operations, develop and monetize AI-generated content, and realize the anticipated benefits of the acquisition, including risks related to the VIE structure and competition in the music and AI content industries; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2025 and elsewhere in the Company’s subsequent reports on Form 10-Q or Form 8-K filed with the U.S. Securities and Exchange Commission from time to time and available at www.sec.gov.

Media

fiee@dlkadvisory.com

Source: FiEE, Inc.

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